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                                                                    EXHIBIT 10.1

[WHITNEY LOGO]

                                    ALLONGE

ALLONGE TO NOTE BY CONRAD SHIPYARD, L.L.C., PAYABLE TO THE ORDER OF WHITNEY NATIONAL BANK, DATED DECEMBER 31, 1999, IN THE ORIGINAL PRINCIPAL AMOUNT OF $10,000,000.00.

     This allonge amends the above-identified Note (the "Note") as follows:

     PAYMENT SCHEDULE: The principal amount set forth above, or the principal amount then outstanding of advances that Bank makes hereunder to Borrower, whichever amount is less, shall be payable on January 28, 2002, and interest shall be payable monthly. Any monthly interest payments shall commence on November 30, 2001, and interest shall be payable monthly on the same day thereafter.

     EXTEND MATURITY: Effective October 30, 2001, the maturity date on the Note is extended to January 28, 2002.

     Any collateral securing the Note shall continue to secure the Note as hereby amended.

     In connection with the foregoing and only in connection with the foregoing, the Note is hereby amended, but in all other respects all of the terms and conditions of the Note remain unaffected and the Note, as hereby amended, shall remain in full force and effect.

     Executed this 9th day of November, 2001.

                                        CONRAD SHIPYARD, L.L.C.


                                        By: /s/ Cecil A. Hernandez
                                           ------------------------------
                                             Cecil A. Hernandez
                                        Its: Chief Financial Officer


                                        WHITNEY NATIONAL BANK


                                        By: /s/ Edgar W. Santa Cruze, III
                                           ------------------------------
                                             Edgar W. Santa Cruz, III
                                        Its: Vice President

     The undersigned guarantor(s) of the Note does hereby consent to the above amendment to the Note and does hereby acknowledge and agree that it/he/she will continue to be obligated as guarantor of the Note, as hereby amended.



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